EXHIBIT 99.4

                                                        MONTHLY OPERATING REPORT

     CASE NAME:  KITTY HAWK INTERNATIONAL, INC.         ACCRUAL BASIS

     CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96

     JUDGE: BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2000

     IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

     RESPONSIBLE PARTY:

     /s/ DREW KEITH                                              CFO
     ---------------------------------------              --------------------
     ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

     Drew Keith                                                 7/20/00
     ---------------------------------------              --------------------
     PRINTED NAME OF RESPONSIBLE PARTY                           DATE

     PREPARER:

     /s/ JESSICA L. WILSON                                Corporate Controller
     ---------------------------------------              --------------------
     ORIGINAL SIGNATURE OF PREPARER                             TITLE

     Jessica L. Wilson                                          7/20/00
     ---------------------------------------              --------------------
     PRINTED NAME OF PREPARER                                    DATE

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK INTERNATIONAL, INC.         ACCRUAL BASIS-1

      CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96

      COMPARATIVE BALANCE SHEET
      -----------------------------------------------------------------------------------------------------------------------------
                                                                                   MONTH             MONTH              MONTH
                                                               SCHEDULE      ------------------------------------------------------
      ASSETS                                                    AMOUNT           May 2000          June 2000
      -----------------------------------------------------------------------------------------------------------------------------
      1.    UNRESTRICTED CASH                                      $40,098           $30,292            $30,292
      -----------------------------------------------------------------------------------------------------------------------------
      2.    RESTRICTED CASH                                                               $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    TOTAL CASH                                             $40,098           $30,292            $30,292                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    ACCOUNTS RECEIVABLE (NET)                           $9,006,275        $8,330,743         $8,253,197
      -----------------------------------------------------------------------------------------------------------------------------
      5.    INVENTORY                                          $20,429,725       $20,325,531        $20,225,347
      -----------------------------------------------------------------------------------------------------------------------------
      6.    NOTES RECEIVABLE                                                              $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      7.    PREPAID EXPENSES                                                         $68,645           $217,847
      -----------------------------------------------------------------------------------------------------------------------------
      8.    OTHER (ATTACH LIST)                                $21,367,511     ($347,687,876)     ($348,047,103)
      -----------------------------------------------------------------------------------------------------------------------------
      9.    TOTAL CURRENT ASSETS                               $50,843,609     ($318,932,665)     ($319,320,420)                $0
      -----------------------------------------------------------------------------------------------------------------------------
      10.   PROPERTY, PLANT & EQUIPMENT                       $474,988,760      $566,864,544       $566,864,544
      -----------------------------------------------------------------------------------------------------------------------------
      11.   LESS: ACCUMULATED
            DEPRECIATION / DEPLETION                                             $89,110,093        $89,110,093
      -----------------------------------------------------------------------------------------------------------------------------
      12.   NET PROPERTY, PLANT &
            EQUIPMENT                                         $474,988,760      $477,754,451       $477,754,451                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      13.   DUE FROM INSIDERS                                                       $599,113           $599,113
      -----------------------------------------------------------------------------------------------------------------------------
      14.   OTHER ASSETS - NET OF
            AMORTIZATION (ATTACH LIST)                                                    $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      15.   OTHER (ATTACH LIST)                                                           $0
      -----------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL ASSETS                                      $525,832,369      $159,420,899       $159,033,144                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      POSTPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------------------
      17.   ACCOUNTS PAYABLE                                                         $29,892           $478,262
      -----------------------------------------------------------------------------------------------------------------------------
      18.   TAXES PAYABLE                                                            $24,303            $24,303
      -----------------------------------------------------------------------------------------------------------------------------
      19.   NOTES PAYABLE                                                                 $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      20.   PROFESSIONAL FEES                                                             $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      21.   SECURED DEBT                                                                  $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      22.   OTHER (ATTACH LIST)                                                     ($34,441)         ($643,002)
      -----------------------------------------------------------------------------------------------------------------------------
      23.   TOTAL POSTPETITION
            LIABILITIES                                                              $19,754          ($140,437)                $0
      -----------------------------------------------------------------------------------------------------------------------------
      PREPETITION LIABILITIES
      -----------------------------------------------------------------------------------------------------------------------------
      24.   SECURED DEBT                                       $23,187,921       $23,109,424        $23,109,424
      -----------------------------------------------------------------------------------------------------------------------------
      25.   PRIORITY DEBT                                       $4,672,323                $0                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      26.   UNSECURED DEBT                                    $392,188,633       $14,942,082        $14,942,082
      -----------------------------------------------------------------------------------------------------------------------------
      27.   OTHER (ATTACH LIST)                                                  $92,648,683        $92,715,284
      -----------------------------------------------------------------------------------------------------------------------------
      28.   TOTAL PREPETITION LIABILITIES                     $420,048,877      $130,700,189       $130,766,790                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      29.   TOTAL LIABILITIES                                 $420,048,877      $130,719,943       $130,626,353                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      EQUITY
      -----------------------------------------------------------------------------------------------------------------------------
      30.   PREPETITION OWNERS' EQUITY                                           $29,200,132        $29,200,132
      -----------------------------------------------------------------------------------------------------------------------------
      31.   POSTPETITION CUMULATIVE
            PROFIT OR (LOSS)                                                       ($499,176)         ($793,341)
      -----------------------------------------------------------------------------------------------------------------------------
      32.   DIRECT CHARGES TO EQUITY
            (ATTACH EXPLANATION)
      -----------------------------------------------------------------------------------------------------------------------------
      33.   TOTAL EQUITY                                                $0       $28,700,956        $28,406,791                 $0
      -----------------------------------------------------------------------------------------------------------------------------
      34.   TOTAL LIABILITIES &
            OWNERS' EQUITY                                    $420,048,877      $159,420,899       $159,033,144                 $0
      -----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME:  KITTY HAWK INTERNATIONAL, INC.        ACCRUAL BASIS-2

      CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96

      INCOME STATEMENT
      -----------------------------------------------------------------------------------------------------------------
                                                                   MONTH          MONTH          MONTH
                                                               ---------------------------------------------   QUARTER
      REVENUES                                                    May 2000      June 2000                       TOTAL
      -----------------------------------------------------------------------------------------------------------------
      1.  GROSS REVENUES                                           $2,405             $0                        $2,405
      -----------------------------------------------------------------------------------------------------------------
      2.  LESS: RETURNS & DISCOUNTS                                    $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      3.  NET REVENUE                                              $2,405             $0             $0         $2,405
      -----------------------------------------------------------------------------------------------------------------
      COST OF GOODS SOLD
      -----------------------------------------------------------------------------------------------------------------
      4.  MATERIAL                                                     $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      5.  DIRECT LABOR                                                 $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      6.  DIRECT OVERHEAD                                              $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      7.  TOTAL COST OF GOODS SOLD                                     $0             $0             $0             $0
      -----------------------------------------------------------------------------------------------------------------
      8.  GROSS PROFIT                                             $2,405             $0             $0         $2,405
      -----------------------------------------------------------------------------------------------------------------
      OPERATING EXPENSES
      -----------------------------------------------------------------------------------------------------------------
      9.  OFFICER / INSIDER COMPENSATION                          $17,200        $17,200                       $34,400
      -----------------------------------------------------------------------------------------------------------------
      10. SELLING & MARKETING                                          $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      11. GENERAL & ADMINISTRATIVE                               $136,886        $26,079                      $162,965
      -----------------------------------------------------------------------------------------------------------------
      12. RENT & LEASE                                              ($785)      $100,227                       $99,442
      -----------------------------------------------------------------------------------------------------------------
      13. OTHER (ATTACH LIST)                                     $59,617       $146,603                      $206,220
      -----------------------------------------------------------------------------------------------------------------
      14. TOTAL OPERATING EXPENSES                               $212,918       $290,109             $0       $503,027
      -----------------------------------------------------------------------------------------------------------------
      15. INCOME BEFORE NON-OPERATING
          INCOME & EXPENSE                                      ($210,513)     ($290,109)            $0      ($500,622)
      -----------------------------------------------------------------------------------------------------------------
      OTHER INCOME & EXPENSES
      -----------------------------------------------------------------------------------------------------------------
      16. NON-OPERATING INCOME (ATT. LIST)                        ($2,866)           $19                       ($2,847)
      -----------------------------------------------------------------------------------------------------------------
      17. NON-OPERATING EXPENSE (ATT. LIST)                            $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      18. INTEREST EXPENSE                                       $621,815       $182,763                      $804,578
      -----------------------------------------------------------------------------------------------------------------
      19. DEPRECIATION / DEPLETION                                     $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      20. AMORTIZATION                                                 $0        $17,134                       $17,134
      -----------------------------------------------------------------------------------------------------------------
      21. OTHER (ATTACH LIST)                                          $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      22. NET OTHER INCOME & EXPENSES                            $618,949       $199,916             $0       $818,865
      -----------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      -----------------------------------------------------------------------------------------------------------------
      23. PROFESSIONAL FEES                                        $2,500             $0                        $2,500
      -----------------------------------------------------------------------------------------------------------------
      24. U.S. TRUSTEE FEES                                            $0           $250                          $250
      -----------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                          $0             $0                            $0
      -----------------------------------------------------------------------------------------------------------------
      26. TOTAL REORGANIZATION EXPENSES                            $2,500           $250             $0         $2,750
      -----------------------------------------------------------------------------------------------------------------
      27. INCOME TAX                                            ($332,786)     ($196,110)                    ($528,896)
      -----------------------------------------------------------------------------------------------------------------
      28. NET PROFIT (LOSS)                                     ($499,176)     ($294,165)            $0      ($793,341)
      -----------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME:  KITTY HAWK INTERNATIONAL, INC.        ACCRUAL BASIS-3

      CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96

      ---------------------------------------------------------------------------------------------------------------------
                                                                  MONTH           MONTH            MONTH
      CASH RECEIPTS AND                                      -------------------------------------------------    QUARTER
      DISBURSEMENTS                                             May 2000        June 2000                          TOTAL
      ---------------------------------------------------------------------------------------------------------------------
      1.  CASH - BEGINNING OF MONTH                                    $0          $30,292                         $30,292
      ---------------------------------------------------------------------------------------------------------------------
      RECEIPTS FROM OPERATIONS
      ---------------------------------------------------------------------------------------------------------------------
      2.  CASH SALES                                                   $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      COLLECTION OF ACCOUNTS RECEIVABLE
      ---------------------------------------------------------------------------------------------------------------------
      3.  PREPETITION                                          $1,014,030          $92,989                      $1,107,019
      ---------------------------------------------------------------------------------------------------------------------
      4.  POSTPETITION                                                 $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      5.  TOTAL OPERATING RECEIPTS                             $1,014,030          $92,989              $0      $1,107,019
      ---------------------------------------------------------------------------------------------------------------------
      NON - OPERATING RECEIPTS
      ---------------------------------------------------------------------------------------------------------------------
      6.  LOANS & ADVANCES (ATTACH LIST)                               $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      7.  SALE OF ASSETS                                               $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      8.  OTHER (ATTACH LIST)                                 ($1,014,030)        ($92,989)                    ($1,107,019)
      ---------------------------------------------------------------------------------------------------------------------
      9.  TOTAL NON-OPERATING RECEIPTS                        ($1,014,030)        ($92,989)             $0     ($1,107,019)
      ---------------------------------------------------------------------------------------------------------------------
      10. TOTAL RECEIPTS                                               $0               $0              $0              $0
      ---------------------------------------------------------------------------------------------------------------------
      11. TOTAL CASH AVAILABLE                                         $0          $30,292              $0         $30,292
      ---------------------------------------------------------------------------------------------------------------------
      OPERATING DISBURSEMENTS
      ---------------------------------------------------------------------------------------------------------------------
      12. NET PAYROLL                                                  $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      13. PAYROLL TAXES PAID                                           $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      14. SALES, USE & OTHER TAXES PAID                                $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      15. SECURED / RENTAL / LEASES                                    $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      16. UTILITIES                                                    $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      17. INSURANCE                                                    $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      18. INVENTORY PURCHASES                                          $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      19. VEHICLE EXPENSES                                             $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      20. TRAVEL                                                       $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      21. ENTERTAINMENT                                                $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      22. REPAIRS & MAINTENANCE                                        $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      23. SUPPLIES                                                     $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      24. ADVERTISING                                                  $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      25. OTHER (ATTACH LIST)                                          $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      26. TOTAL OPERATING DISBURSEMENTS                                $0               $0              $0              $0
      ---------------------------------------------------------------------------------------------------------------------
      REORGANIZATION EXPENSES
      ---------------------------------------------------------------------------------------------------------------------
      27. PROFESSIONAL FEES                                            $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      28. U.S. TRUSTEE FEES                                            $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      29. OTHER (ATTACH LIST)                                          $0               $0                              $0
      ---------------------------------------------------------------------------------------------------------------------
      30. TOTAL REORGANIZATION EXPENSES                                $0               $0              $0              $0
      ---------------------------------------------------------------------------------------------------------------------
      31. TOTAL DISBURSEMENTS                                          $0               $0              $0              $0
      ---------------------------------------------------------------------------------------------------------------------
      32. NET CASH FLOW                                                $0               $0              $0              $0
      ---------------------------------------------------------------------------------------------------------------------
      33. CASH - END OF MONTH                                          $0          $30,292              $0         $30,292
      ---------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK INTERNATIONAL, INC.         ACCRUAL BASIS-4

      CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96

      ------------------------------------------------------------------------------------------------------------------------------
                                                                                         MONTH            MONTH           MONTH
                                                                      SCHEDULE     -------------------------------------------------
      ACCOUNTS RECEIVABLE AGING                                        AMOUNT          May 2000         June 2000
      ------------------------------------------------------------------------------------------------------------------------------
      1.    0-30                                                                            $5,836         $27,441
      ------------------------------------------------------------------------------------------------------------------------------
      2.    31-60                                                                       $1,199,999        ($15,800)
      ------------------------------------------------------------------------------------------------------------------------------
      3.    61-90                                                                       $3,124,284      $1,527,662
      ------------------------------------------------------------------------------------------------------------------------------
      4.    91+                                                                         $4,006,462      $6,713,894
      ------------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL ACCOUNTS RECEIVABLE                                         $0        $8,336,581      $8,253,197               $0
      ------------------------------------------------------------------------------------------------------------------------------
      6.    AMOUNT CONSIDERED UNCOLLECTIBLE                                                     $0              $0
      ------------------------------------------------------------------------------------------------------------------------------
      7.    ACCOUNTS RECEIVABLE (NET)                                         $0        $8,336,581      $8,253,197               $0
      ------------------------------------------------------------------------------------------------------------------------------
      AGING OF POSTPETITION TAXES AND PAYABLES                                                 MONTH:    June 2000
      ------------------------------------------------------------------------------------------------------------------------------
                                                          0-30            31-60            61-90             91+
      TAXES PAYABLE                                       DAYS             DAYS             DAYS             DAYS            TOTAL
      ------------------------------------------------------------------------------------------------------------------------------
      1.    FEDERAL                                           $0         $24,303                $0              $0          $24,303
      ------------------------------------------------------------------------------------------------------------------------------
      2.    STATE                                             $0              $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    LOCAL                                             $0              $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    OTHER (ATTACH LIST)                               $0              $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      5.    TOTAL TAXES PAYABLE                               $0         $24,303                $0              $0          $24,303
      ------------------------------------------------------------------------------------------------------------------------------
      6.    ACCOUNTS PAYABLE                            $267,209        $211,053                $0              $0         $478,262
      ------------------------------------------------------------------------------------------------------------------------------
      STATUS OF POSTPETITION TAXES                                                             MONTH:    June 2000
      ------------------------------------------------------------------------------------------------------------------------------
                                                                      BEGINNING          AMOUNT                             ENDING
                                                                         TAX          WITHHELD AND/       AMOUNT             TAX
      FEDERAL                                                         LIABILITY*       0R ACCRUED          PAID           LIABILITY
      ------------------------------------------------------------------------------------------------------------------------------
      1.    WITHHOLDING**                                                $24,303           $52,412         $52,412          $24,303
      ------------------------------------------------------------------------------------------------------------------------------
      2.    FICA-EMPLOYEE**                                                   $0                 0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      3.    FICA-EMPLOYER**                                                   $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      4.    UNEMPLOYMENT                                                      $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      5.    INCOME                                                            $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      6.    OTHER (ATTACH LIST)                                               $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      7.    TOTAL FEDERAL TAXES                                          $24,303           $52,412         $52,412          $24,303
      ------------------------------------------------------------------------------------------------------------------------------
      STATE AND LOCAL
      ------------------------------------------------------------------------------------------------------------------------------
      8.    WITHHOLDING                                                       $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      9.    SALES                                                             $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      10.   EXCISE                                                            $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      11.   UNEMPLOYMENT                                                      $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      12.   REAL PROPERTY                                                     $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      13.   PERSONAL  PROPERTY                                                $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      14.   OTHER (ATTACH LIST)                                               $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      15.   TOTAL  STATE  &  LOCAL                                            $0                $0              $0               $0
      ------------------------------------------------------------------------------------------------------------------------------
      16.   TOTAL TAXES                                                  $24,303           $52,412         $52,412          $24,303
      ------------------------------------------------------------------------------------------------------------------------------

      * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

     ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK INTERNATIONAL, INC.         ACCRUAL BASIS-5

      CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96


      The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                  MONTH:     June 2000
      -----------------------------------------------------------------------------------------------------------------------------
      BANK RECONCILIATIONS                                Account #1           Account #2           Account #3
      -----------------------------------------------------------------------------------------------------------------------------
      A.          BANK:                                    Bank One             Bank One             Bank One
      -------------------------------------------------------------------------------------------------------------
      B.           ACCOUNT NUMBER:                        1559691322           1559691330           9320014690             TOTAL
      -------------------------------------------------------------------------------------------------------------
      C.           PURPOSE (TYPE):                          Deposit              Payroll         Health Insurance
      -----------------------------------------------------------------------------------------------------------------------------
      1.    BALANCE PER BANK STATEMENT                                $0                $0                      $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      2.    ADD: TOTAL DEPOSITS NOT CREDITED                          $0                $0                      $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      3.    SUBTRACT: OUTSTANDING CHECKS                              $0                $0                      $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      4.    OTHER RECONCILING ITEMS                                   $0                $0                      $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      5.    MONTH END BALANCE PER BOOKS                               $0                $0                      $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      6.    NUMBER OF LAST CHECK WRITTEN           N/A - Lockbox only       No activity        Account closed
      -----------------------------------------------------------------------------------------------------------------------------
      INVESTMENT ACCOUNTS
      -----------------------------------------------------------------------------------------------------------------------------
                                                            DATE OF              TYPE OF             PURCHASE             CURRENT
      BANK, ACCOUNT NAME & NUMBER                           PURCHASE            INSTRUMENT             PRICE               VALUE
      -----------------------------------------------------------------------------------------------------------------------------
      7.    N/A
      -----------------------------------------------------------------------------------------------------------------------------
      8.    N/A
      -----------------------------------------------------------------------------------------------------------------------------
      9.    N/A
      -----------------------------------------------------------------------------------------------------------------------------
      10.   N/A
      -----------------------------------------------------------------------------------------------------------------------------
      11.   TOTAL INVESTMENTS                                                                                   $0              $0
      -----------------------------------------------------------------------------------------------------------------------------
      CASH
      -----------------------------------------------------------------------------------------------------------------------------
      12.   CURRENCY ON HAND                                                                                               $30,292
      -----------------------------------------------------------------------------------------------------------------------------
      13.   TOTAL CASH - END OF MONTH                                                                                      $30,292
      -----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

     CASE NAME: KITTY HAWK INTERNATIONAL, INC.          ACCRUAL BASIS-6

     CASE NUMBER: 400-42144                             02/13/95, RWD, 2/96

                                                        MONTH: June 2000

     ------------------------------------------------------------------------
     PAYMENTS TO INSIDERS AND PROFESSIONALS
     ------------------------------------------------------------------------
     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

     --------------------------------------------------------------------------
                                       INSIDERS
     --------------------------------------------------------------------------
                                  TYPE OF               AMOUNT      TOTAL PAID
                 NAME             PAYMENT                PAID        TO DATE
     --------------------------------------------------------------------------
     1. Pete Sanderlin             Salary                 $8,600       $17,200
     --------------------------------------------------------------------------
     2. Tom Mealie                 Salary                 $8,600       $17,200
     --------------------------------------------------------------------------
     3. N/A

     --------------------------------------------------------------------------
     4. N/A

     --------------------------------------------------------------------------
     5. N/A

     --------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO INSIDERS                                      $17,200       $34,400
     --------------------------------------------------------------------------

     -------------------------------------------------------------------------------------------------------------------------------
                                                         PROFESSIONALS
     -------------------------------------------------------------------------------------------------------------------------------
                                          DATE OF COURT                                                                   TOTAL
                                        ORDER AUTHORIZING          AMOUNT       AMOUNT             TOTAL PAID           INCURRED
                      NAME                   PAYMENT              APPROVED       PAID               TO DATE            & UNPAID *
     -------------------------------------------------------------------------------------------------------------------------------
     1. N/A
     -------------------------------------------------------------------------------------------------------------------------------
     2. N/A
     -------------------------------------------------------------------------------------------------------------------------------
     3. N/A
     -------------------------------------------------------------------------------------------------------------------------------
     4. N/A
     -------------------------------------------------------------------------------------------------------------------------------
     5. N/A
     -------------------------------------------------------------------------------------------------------------------------------
     6. TOTAL PAYMENTS
        TO PROFESSIONALS                                                  $0            $0                         $0            $0
     -------------------------------------------------------------------------------------------------------------------------------

     *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

     ---------------------------------------------------------------------------
     POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
     ---------------------------------------------------------------------------
                                SCHEDULED      AMOUNTS
                                 MONTHLY        PAID             TOTAL
                                 PAYMENTS      DURING            UNPAID
            NAME OF CREDITOR       DUE          MONTH         POSTPETITION
     -------------------------------------------------------------------------
     1. N/A                                                                $0
     -------------------------------------------------------------------------
     2. N/A                                                                $0
     -------------------------------------------------------------------------
     3. N/A                                                                $0
     -------------------------------------------------------------------------
     4. N/A                                                                $0
     -------------------------------------------------------------------------
     5. N/A                                                                $0
     -------------------------------------------------------------------------
     6  TOTAL                        $0            $0                      $0
     -------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

      CASE NAME: KITTY HAWK INTERNATIONAL, INC.         ACCRUAL  BASIS-7

      CASE NUMBER: 400-42144                            02/13/95, RWD, 2/96

                                                        MONTH:  June 2000

      -----------------------------------------------------------------------------------------------------
      QUESTIONNAIRE
      -----------------------------------------------------------------------------------------------------
                                                                                      YES          NO
      -----------------------------------------------------------------------------------------------------
      1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
           THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                    X
      -----------------------------------------------------------------------------------------------------
      2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
           OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                              X
      -----------------------------------------------------------------------------------------------------
      3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
           LOANS) DUE FROM RELATED PARTIES?                                                        X
      -----------------------------------------------------------------------------------------------------
      4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
           THIS REPORTING PERIOD?
      -----------------------------------------------------------------------------------------------------
      5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
           DEBTOR FROM ANY PARTY?                                                                  X
      -----------------------------------------------------------------------------------------------------
      6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                X
      -----------------------------------------------------------------------------------------------------
      7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
           PAST DUE?                                                                               X
      -----------------------------------------------------------------------------------------------------
      8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                        X
      -----------------------------------------------------------------------------------------------------
      9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                              X
      -----------------------------------------------------------------------------------------------------
      10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
           DELINQUENT?                                                                             X
      -----------------------------------------------------------------------------------------------------
      11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
           REPORTING PERIOD?                                                                       X
      -----------------------------------------------------------------------------------------------------
      12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                         X
      -----------------------------------------------------------------------------------------------------
      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
      EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      -----------------------------------------------------------------------------------------------------
      On 5/5, KH International ran a payroll which was subsequently reversed when the Bankruptcy Court determined that the former employees of
      International who were not considered "caretakers" would not be paid. Only
      45 checks of the original payroll (in excess of 300 checks) were released.
      ADP is currently auditing the delinquency in the taxes due to the reversal and issuance of the payroll. Approx $25,000 is delinquent. This balance due was paid in July 2000.
      -----------------------------------------------------------------------------------------------------
      INSURANCE
      -----------------------------------------------------------------------------------------------------
                                                                                      YES          NO
      -----------------------------------------------------------------------------------------------------
      1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
           NECESSARY INSURANCE COVERAGES IN EFFECT?                                    X
      -----------------------------------------------------------------------------------------------------
      2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
      -----------------------------------------------------------------------------------------------------
      3.   PLEASE ITEMIZE POLICIES BELOW.
      -----------------------------------------------------------------------------------------------------
      IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
      HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE
      AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.
      -----------------------------------------------------------------------------------------------------
      -----------------------------------------------------------------------------------------------------
                                        INSTALLMENT PAYMENTS
      -----------------------------------------------------------------------------------------------------
                TYPE  OF                                                               PAYMENT AMOUNT
                 POLICY                   CARRIER          PERIOD COVERED               & FREQUENCY
      -----------------------------------------------------------------------------------------------------
           See Kitty Hawk, Inc. Case #400-42141
      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

      -----------------------------------------------------------------------------------------------------

   CASE NAME: KITTY HAWK INTERNATIONAL, INC.                FOOTNOTES SUPPLEMENT

   CASE NUMBER: 400-42144                                   ACCRUAL BASIS

                                                MONTH:      June 2000

   ---------------------------------------------------------------------------------------
   ACCRUAL BASIS     LINE
    FORM NUMBER     NUMBER             FOOTNOTE / EXPLANATION
   ------------------------------------------------------------------------------------------------------------
          6                      All Professional fees related to the Reorganization of the
                                   Company are disbursed out of Kitty Hawk, Inc. (Parent
                                   Company). Refer to Case # 400-42141
   ------------------------------------------------------------------------------------------------------------
          7                      All insurance plans related to the Company are carried
                                   at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                   400-42141.
   ------------------------------------------------------------------------------------------------------------
        General                  This operation closed in May of 2000. Costs incurred during
                                    May and June 2000 consisted of costs associated with shut down procedures.
   ------------------------------------------------------------------------------------------------------------
          3               8      All cash received into the Company cash accounts is swept
                                    each night to Kitty Hawk, Inc. Master Account (see Case
                                    #400-42141).
   ------------------------------------------------------------------------------------------------------------
          3               31     All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
   ------------------------------------------------------------------------------------------------------------
          4               6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                    are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
   ------------------------------------------------------------------------------------------------------------

CASE  NAME: KITTY HAWK INTERNATIONAL, INC.

CASE  NUMBER: 00-42144

DETAILS OF OTHER ITEMS

ACCRUAL BASIS-1                                           June 2000


8.   OTHER  (ATTACH  LIST)                             $ (348,047,103)Reported
                                                   -------------------
        Intercompany Receivables                         (376,272,338)
        A/R Senior Noteholders                                228,892
        A/R Other                                             (87,873)
        A/R 401(k) Loan                                       (10,048)
        A/R Employees                                          (1,470)
        A/R Insurance                                         133,954
        A/R Payroll Advance                                       679
        A/R Travel Advance                                         43
        A/R Pass Thru billings                               (114,500)
        A/R Aging Reconciling item                             (5,840)
        Fuel Inventory                                         25,430
        Fuel Intoplane suspense                                 9,580
        Deferred Taxes                                     13,097,746
        Aircraft held for resale                           13,798,267
        Intangible Brazil Landings                            377,745
        Loan Org Costs                                        142,956
        Deposits - Landing Fees                                 5,016
        Deposits - Aircraft                                   584,321
        Accum Amortization                                   (377,979)
        Security Deposit                                      418,316
                                                   -------------------
                                                         (348,047,103)Detail
                                                   -------------------
                                                                    - Difference

22.  OTHER  (ATTACH  LIST)                                 $ (643,002)Reported
                                                   -------------------
        Accrued income taxes                                 (553,199)
        A/P Aging reconciling difference                     (157,340)
        Accrued interest                                            -
        Accrued 401(k)                                         (5,397)
        Accrued payroll taxes                                  35,384
        Accrued Salaries/Wages                                      -
        Accrued Fuel                                           37,550
                                                   -------------------
                                                             (643,002)Detail
                                                   -------------------
                                                                    - Difference

CASE  NAME: KITTY HAWK INTERNATIONAL, INC.

CASE  NUMBER: 00-42144

DETAILS OF OTHER ITEMS


27.  OTHER (ATTACH LIST)                                 $ 92,715,284 Reported
                                                   -------------------
        Deferred Taxes                                     87,246,212
        Accrued Taxes payable                             (18,954,646)
        Aircraft Maintenance Reserves                      11,514,163
        Accrued Fuel expenses                               5,403,028
        Prepaid Fuel                                       (5,661,963)
        Accrued Salaries/Vacation/Employee Benefits         4,075,349
        Uncleared 4/28/00 Payroll Checks                       66,601
        A/P Other/Accrued/Unrecorded                        3,691,066
        Purchase reserves                                   1,762,176
        Accrued Landing fees/parking/cargo fees             1,644,307
        Various accrued taxes                               1,313,200
        Other Misc accruals                                   615,791

                                                   -------------------
                                                           92,715,284 Detail
                                                   -------------------
                                                                    - Differnece

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                     $146,603 Reported
                                                   -------------------
        Wide body Ground costs                                   $949
        Insurance                                              15,986
        Rotables/Repair                                       118,712
        Shipping                                               11,200
        Expendible Supplies                                      (211)
        Maintenance Equipment Rental                              916
                                                   -------------------
                                                              146,603 Detail
                                                   -------------------
                                                                    - Difference

16.  NON-OPERATING INCOME (ATT.  LIST)                             19 Reported
                                                   -------------------
        Misc income                                                19 Detail
                                                   -------------------
                                                                    - Difference

ACCRUAL BASIS-3

8.   OTHER  (ATTACH  LIST)                                    (92,989)Reported
                                                   -------------------

CASE  NAME: KITTY HAWK INTERNATIONAL, INC.

CASE  NUMBER: 00-42144

DETAILS OF OTHER ITEMS

        Transfer to Inc - all money sweeps                    (92,989)Detail
                                                   -------------------
           to KH Inc. Case #400-42141                               - Difference
                                                   -------------------